First Quarter 2018 Earnings Presentation

2 Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “continues”, “anticipates,” “intends,” “projects,” “estimates,” “potential”, “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Allegiance undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. GAAP Reconciliation of Non-GAAP Financial Measures Allegiance’s management uses certain non-GAAP financial measures to evaluate its performance. A reconciliation of the non-GAAP financial measures is included on page 9 of the earnings release issued concurrently herewith.

3  Holding company for Allegiance Bank based in Houston, Texas  Headquartered in Houston, Texas  NASDAQ Ticker: ABTX  16 full service banking locations and one loan production office within the Houston MSA  Super-community banking model  Two acquisitions completed:  2013: Independence Bank with $222.1 million in total assets  2015: Enterprise Bank (F&M Bancshares) with $569.7 million in total assets Allegiance Bancshares, Inc. Branch Map Summary Financials Company Overview _____________________ *Annualized as of 1Q 2018 ($ in thousands) 3/31/2018 12/31/2017 12/31/2016 12/31/2015 Total Assets 2,886,484$ 2,860,231$ 2,450,948$ 2,084,579$ Total Loans 2,290,494 2,270,876 1,891,635 1,681,052 Total Deposits 2,284,802 2,213,974 1,870,183 1,759,133 Total Equity 311,988 306,865 279,817 258,490 Loans/Deposits 100.2% 102.6% 101.1% 95.6% NPAs/Assets 0.49% 0.49% 0.75% 0.25% TCE/TA 9.48% 9.38% 9.82% 10.48% NIM (tax equivalent) 4.20%* 4.34% 4.37% 4.68% ROAA 1.09%* 0.65% 0.98% 0.81% ROATCE 11.71%* 6.93% 9.96% 9.52% Allegiance Bancshares, Inc.

4 Our Super-community Banking Strategy High Net Interest Margin Strong Credit Quality Centralized Credit Administration Focus on Small and Medium-Sized Owner-Operated Businesses Full-Service Bank Locations Favorable Loan Yields and Deposit Relationships Effective Centralized Operations Scalable Platform Strategy Structure Results Experienced Central Operations Staff Enhanced Efficiency and Profitability Extraordinary Customer Experience Responsive Decision-Making by Empowered Lenders

5 Highlights – First Quarter 2018 • Net income increased 27.5% to $7.7 million and diluted earnings per share of $0.57 for the first quarter 2018 compared to $6.0 million and $0.45 for the first quarter 2017 • Net interest income increased 11.4% to $26.9 million for the first quarter 2018 compared to $24.1 million for the first quarter 2017 • Efficiency ratio increased slightly to 65.59% for the first quarter 2018 from 64.98% for the first quarter 2017 • Assets of $2.89 billion, loans of $2.29 billion, deposits of $2.28 billion and shareholder's equity of $312.0 million at March 31, 2018 • Core loan growth of $326.6 million, or 17.0%, year over year to $2.29 billion for the first quarter 2018 compared to $1.99 billion for the first quarter 2017 • Deposit growth of $272.2 million, or 13.5%, year over year to $2.28 billion for the first quarter 2018 compared to $2.01 billion for the first quarter ended 2017 • Named Largest Houston-Area Community Bank by the Houston Business Journal • Recognized in 2017 as a Finalist for Corporate Philanthropy by the Houston Business Journal • Houston Business Journal 2017 Best Places to Work recipient • Named one of the Best Banks to Work For in 2017 by the American Banker Magazine • Recognized as a 2017 Top Workplace in Houston by the Houston Chronicle

6 Historical Growth Total Loans ($ in millions) Total Assets Total Equity ($ in millions) Total Deposits ($ in millions) ($ in millions) $1,045 $1,134 $1,759 $1,870 $2,214 $2,285 $- $500 $1,000 $1,500 $2,000 $2,500 2013 2014 2015 2016 2017 1Q 2018 $837 $1,002 $1,681 $1,892 $2,271 $2,290 $- $500 $1,000 $1,500 $2,000 $2,500 2013 2014 2015 2016 2017 1Q 2018 $110 $132 $258 $280 $307 $312 $- $50 $100 $150 $200 $250 $300 $350 2013 2014 2015 2016 2017 1Q 2018 $1,165 $1,280 $2,085 $2,451 $2,860 $2,886 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 2016 2017 1Q 2018

7 Net Income Growth * ($ in thousands) _____________________ (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax) * $2,013 $2,995 $4,555 $6,839 $9,005 $15,786 $22,851 $17,632 $6,047 $7,711 $- $4,000 $8,000 $12,000 $16,000 $20,000 $24,000 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2017 1Q 2018 (1)

8 Diluted EPS Growth * _____________________ (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax). $0.48 $0.68 $0.90 $1.22 $1.26 $1.43 $1.75 $1.31 $0.45 $0.57 $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2017 1Q 2018 (1)

9 Net Interest Income and Margin ($ in thousands) $15,380 $21,198 $29,126 $33,891 $46,834 $80,166 $89,864 $103,668 $24,128 $26,889 4.24% 4.33% 4.44% 4.19% 4.31% 4.68% 4.37% 4.34% 4.38% 4.20% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2017 1Q 2018 Net Interest Income Net Interest Margin (tax equivalent) _____________________ (1) Annualized (1) (1)

10 Performance Metrics ROAA Efficiency _____________________ (1) Includes a one-time gain from sale of branches of $1.3 million (after-tax) (2) Annualized Noninterest Expense / Average Assets ROATCE 77.57% 74.36% 69.02% 69.23% 67.79% 65.27% 62.34% 63.89% 64.98% 65.59% 60.00% 65.00% 70.00% 75.00% 80.00% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2017 1Q 2018 3.30% 3.26% 2.99% 2.82% 2.80% 2.83% 2.53% 2.59% 2.63% 2.64% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2017 1Q 2018 4.76% 6.30% 7.38% 9.22% 8.70% 9.52% 9.96% 6.93% 10.15% 11.71% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2017 1Q 2018 (1) 0.53% 0.60% 0.65% 0.78% 0.75% 0.81% 0.98% 0.65% 0.96% 1.09% 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2017 1Q 2018 (1) (2) (2) (2) (2) (2) (2)

11 Loan Portfolio Composition Loan Portfolio (as of March 31, 2018) ($ in millions) CRE Construction by Property Type CRE (incl. multi-family) by Property Type CRE (including multi-family) 1,108,537$ 48.4% C&I 447,168 19.5% 1-4 Family Residential 317,842 13.9% CRE Construction 257,566 11.2% Residential Construction 108,882 4.8% Mortgage Warehouse 41,572 1.8% Consumer & Other 8,927 0.4% Total Loans 2,290,494$ 100.0% CRE (including multi-family) 48.4% C&I 19.5% 1-4 Family Residential 13.9% CRE Construction 11.2% Residential Construction 4.8% Mortgage Warehouse 1.8% Consumer & Other 0.4% Approximately 51.9% of CRE is owner occupied Vacant Land (Lots/Teardowns) 114.1$ 44.4% Retail 34.0 13.2% C-Store 24.6 9.5% Office 21.9 8.5% Hotel/Motel 21.4 8.3% Health Care 12.7 4.9% Industrial/Warehouse 10.8 4.2% Investment Property 3.1 1.2% Other 15.0 5.8% Total CRE Construction 257.6$ 100.0% Retail 304.1$ 27.5% Industrial Warehouse 177.6 16.0% Office 157.5 14.2% Hotel/Motel 107.3 9.7% C-Store 124.5 11.2% Multi-Family 68.2 6.2% Day Care 23.4 2.1% Health Care 20.1 1.8% Church Facility 17.9 1.6% Farmland 16.7 1.5% Restaurant/Bar 15.4 1.4% Other 75.8 6.8% Total CRE (incl. multi-family) 1,108.5$ 100.0%

12 Strong Credit Quality Net Charge-offs / Average LoansNonperforming Loans / Total Loans Allowance / Nonperforming Loans Allowance / Total Loans 211.34% 300.00% 121.00% 258.75% 258.98% 252.66% 107.26% 177.44% 184.16% 0% 50% 100% 150% 200% 250% 300% 350% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2018 1.25% 1.20% 1.13% 0.80% 0.82% 0.78% 0.95% 1.04% 1.08% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2018 0.59% 0.02% 0.94% 0.31% 0.32% 0.31% 0.88% 0.59% 0.58% 0.00% 0.15% 0.30% 0.45% 0.60% 0.75% 0.90% 1.05% 1.20% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2018 0.29% 0.25% 0.25% 0.02% 0.06% 0.06% 0.04% 0.36% -0.06% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2018 _____________________ (1) Annualized (1)

13 Deposit Growth and Composition Deposit Composition ($ in millions) Deposit Growth (as of March 31, 2018) $1,045 $1,134 $1,759 $1,870 $2,214 $2,285 31.1% 33.0% 35.3% 31.8% 30.8% 30.4% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $- $500 $1,000 $1,500 $2,000 $2,500 2013 2014 2015 2016 2017 Q1 2018 Deposits Non-interest-bearing % Noninterest-bearing 30.4% Interest-bearing Demand 6.3% Money market and sav ings 25.6% Certificates and other time 37.7%